Exhibit 10.1

AGENCY RESIGNATION, APPOINTMENT AND ACCEPTANCE AGREEMENT

This AGENCY RESIGNATION, APPOINTMENT AND ACCEPTANCE AGREEMENT (this “Agreement”) is dated as of May 13, 2024, by and among TETRA TECHNOLOGIES, INC., a Delaware corporation (the “Company”), TETRA Technologies U.K. Limited, a limited liability company incorporated in England and Wales with company number 01774672 (the “UK Borrower”), and certain Subsidiaries of the Company party hereto, collectively, as Borrowers (together with the Company and the UK Borrower, the “Borrowers” and each, a “Borrower”), the Lenders party hereto, JPMORGAN CHASE BANK, N.A. (“JPMCB”), in its capacity as Administrative Agent under the Credit Agreement (as defined below) (in such capacity, the “Resigning Agent”), and BANK OF AMERICA, N.A. (“BofA”), as successor Administrative Agent under the Credit Agreement (in such capacity, the “Successor Agent”). Capitalized terms used herein without definition have the respective meanings ascribed thereto in the Credit Agreement or the other Loan Documents (as defined in the Credit Agreement), as applicable and as the context requires.

RECITALS

WHEREAS, the Borrowers, the other Loan Parties party thereto, the lenders party thereto (collectively, the “Lenders”, and each individually, a “Lender”) and the Resigning Agent are parties to that certain Credit Agreement, dated as of September 10, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, JPMCB desires to resign as Administrative Agent under the Credit Agreement and the Borrowers and each Lender party hereto, which constitute the Required Lenders under the Credit Agreement, hereby waives any prior notice requirement under Section 8.06 of the Credit Agreement;

WHEREAS, pursuant to Section 8.06 of the Credit Agreement, the Required Lenders and the Borrowers desire to appoint BofA to act as the successor to JPMCB, in its capacity as Administrative Agent under the Credit Agreement and the other Loan Documents to which it is a party;

WHEREAS, subject to the terms and conditions herein, BofA is willing to accept its appointment as successor to JPMCB in its capacity as Administrative Agent under the Credit Agreement and the other Loan Documents to which it is a party; and

WHEREAS, the Borrowers and each Lender party hereto, which constitute the Required Lenders under the Credit Agreement, hereby consents to the appointment of BofA as the Successor Agent and accordingly JPMCB’s resignation as Administrative Agent will become effective on the Effective Date (as defined below) of this Agreement (such date, the “Retirement Date”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    RESIGNATION OF RESIGNING AGENT. Pursuant to Section 8.06 of the Credit Agreement, JPMCB will resign as Administrative Agent under the Credit Agreement effective on the Retirement Date. On the Retirement Date, the Resigning Agent’s authority, property, rights, powers, privileges and immunities vested in, and all the duties and obligations (provided, that the Resigning Agent shall retain all authority, property, rights, powers, privileges and immunities expressly provided herein or that otherwise survive in accordance with the express terms of the Loan Documents, including, without limitation, the Protective Provisions (as defined below)) of, JPMCB in its capacity as Administrative Agent under the Credit Agreement and the other Loan Documents to which it is a party, shall be terminated, without any further act, notice or deed on the part of the Resigning Agent, any of the parties to the Loan Documents or the Required Lenders; provided, however, that the Resigning Agent shall, from time to time on or after the Retirement Date at the expense of the Borrowers, promptly execute and deliver such further instruments and do such other things reasonably requested by the Borrowers or the Successor Agent to vest and confirm in the Successor Agent all of the rights, powers and duties hereby assigned. Each Borrower and each

Lender party hereto, which constitute the Required Lenders under the Credit Agreement, hereby waives any prior notice requirement under Section 8.06 of the Credit Agreement.

2.    APPOINTMENT OF SUCCESSOR AGENT. In accordance with Section 8.06 of the Credit Agreement, the Required Lenders hereby irrevocably appoint, and each Borrower consents to such appointment, effective as of the Effective Date, BofA as successor Administrative Agent under the Credit Agreement and the other Loan Documents, with all the authority, property, rights, powers, privileges and immunities vested in, and all the duties and obligations binding on, the Administrative Agent under the Credit Agreement and each other Loan Document to which the Resigning Agent is a party without any further act, notice or deed on the part of the Resigning Agent, any party to the Loan Documents or the Required Lenders.

3.    ACCEPTANCE OF APPOINTMENT BY SUCCESSOR AGENT.

(a)    Acceptance of Appointment of the Successor Agent. As of the Effective Date, BofA accepts its appointment as successor Administrative Agent under the Credit Agreement and each other Loan Document to which the Resigning Agent is a party, with all the authority, property, rights, powers, privileges and immunities vested in, and all of the rights, powers, duties and obligations binding on, the Administrative Agent under the Credit Agreement and each other Loan Document to which it is a party (provided, that the Resigning Agent shall retain all authority, property, rights, powers, privileges and immunities expressly provided herein or that otherwise survive in accordance with the express terms of the Loan Documents, including the Protective Provisions). For the avoidance of doubt, the authority, property, rights, powers, privileges and immunities vested in, and all the duties and obligations binding on, the Successor Agent shall be solely governed by, and subject to, the terms of the Credit Agreement and the other Loan Documents to which it is a party, in each case, as amended by this Agreement. From and after the Effective Date, any reference in the Credit Agreement and the other Loan Documents to JPMCB in its capacity as Administrative Agent shall be deemed to refer to BofA in its capacity as successor Administrative Agent.

(b)    No Liability of the Resigning Agent. Notwithstanding anything to the contrary herein, the Resigning Agent shall have no liability arising out of any action or inaction taken under the Credit Agreement or any other Loan Document by the Successor Agent or any Affiliate of the Successor Agent that occurs before, on or after the Effective Date. The parties hereto agree that BofA, in its individual capacity and in its capacity as the Successor Agent, shall bear no responsibility or liability for any actions taken or omitted to be taken by the Resigning Agent in its capacity as the Resigning Agent under this Agreement, the Credit Agreement and the other Loan Documents to which it is a party or the transactions contemplated thereby. All obligations and duties of the Resigning Agent under the Credit Agreement and the other Loan Documents to which it is a party, other than those obligations and duties of the Resigning Agent that are stated in this Agreement or the Loan Documents to survive (if any), shall be terminated as of the Retirement Date.

(c)    Acceptance of Resignation of the Resigning Agent. The parties hereto waive any inconsistency, requirement or other conflict with the provisions of any sections of the Credit Agreement or any other Loan Document, if any, with respect to the resignation of JPMCB in its capacity as Administrative Agent, and the appointment under this Agreement of BofA, as successor Administrative Agent (including, without limitation, the requirement under Section 8.06 of the Credit Agreement that the successor agent be a bank or an Affiliate thereof, or any notice or other eligibility requirements related thereto), and agree that, as of the Effective Date, such appointment and the acceptance thereof shall become effective under each of the Loan Documents to which the Resigning Agent is a party.

(d)    Addresses for Notices. For purposes of the Credit Agreement and each other Loan Document, upon and after the Effective Date, all notices and other communications provided for thereunder to the Administrative Agent shall be delivered or transmitted pursuant to the terms of the Credit Agreement or any other applicable Loan Document to the Successor Agent at:

Bank of America, N.A., as Administrative Agent
901 Main Street, 11th Floor
Mail Code TX1-492-11-23
Dallas, TX 75202
Attention: Michael Danby

Email: michael.danby@bofa.com; and

with a copy to:

Winston & Strawn LLP
2121 North Pearl Street, Suite 900
Dallas, TX 75201
Attention: Jeff Cole
Email: JCole@winston.com

4.    ASSIGNMENT AND VESTING OF POWERS; FURTHER ASSURANCES.

(a)    Assignment and Vesting of Agent Powers. As of the Effective Date:

(i)     Assignment of Agent Powers. The Resigning Agent hereby confirms and assigns to the Successor Agent, all authority, property, rights, powers, privileges, immunities, duties and obligations of the Administrative Agent under the Credit Agreement and the other Loan Documents to which the Resigning Agent is a party or a beneficiary (provided, that the Resigning Agent shall retain all authority, property, rights, powers, privileges and immunities expressly provided herein or that otherwise survive in accordance with the express terms of the Loan Documents, including the Protective Provisions).

(ii)    Vesting of Agent Powers. Without any further deed, act or conveyance, (x) the Successor Agent shall succeed to and become vested with all of the authority, property, rights, powers, privileges, immunities, duties and obligations of the Administrative Agent under the Credit Agreement and each other Loan Document to which the Resigning Agent is a party, and the term “Administrative Agent” or words of like import under the Credit Agreement and the other Loan Documents to which the Resigning Agent is a party shall mean the Successor Agent in its capacity as successor Administrative Agent, and (y) except as expressly set forth in this Section 4(a) and Section 4(b) below, the Resigning Agent shall be discharged from its respective authority, property, rights, powers, privileges, duties and obligations as Administrative Agent under the Credit Agreement and the other Loan Documents without any further act, notice or deed on the part of the Resigning Agent or any of the Lenders and shall have no further obligations or responsibilities under the Credit Agreement and the other Loan Documents (provided, that the Resigning Agent shall retain all authority, property, rights, powers, privileges and immunities expressly provided herein or that otherwise survive in accordance with the terms of the Loan Documents, including the Protective Provisions). The Successor Agent hereby acknowledges that (x) except as expressly set forth in Section 5 of this Agreement, neither the Resigning Agent nor any of its affiliates has made or shall be deemed to have made any representation or warranty to the Successor Agent and (y) the Successor Agent has, independently and without reliance on the Resigning Agent or any of its affiliates, made its own decision to enter into this Agreement and the transactions contemplated hereby.

(iii)    Limitation of Liability of Successor Agent and Resigning Agent. Notwithstanding anything in this Agreement, the Credit Agreement or any other Loan Document to the contrary, (A) in no event shall the Successor Agent, in such capacity, be responsible or liable for (x) any event, circumstance, condition or action existing or occurring prior to the Effective Date with respect to the Credit Agreement, any other Loan Document or the transactions contemplated thereby, or (y) any actions or omissions of the Resigning Agent and (B) in no event shall the Resigning Agent be responsible or liable for (x) any event, circumstance, condition or action existing or occurring on or after the Retirement Date with respect to the Credit Agreement, any other Loan Document or the transactions contemplated thereby, or (y) any actions or omissions of the Successor Agent.

(iv)    Execution and Delivery of Notices. It is acknowledged and agreed by each of the parties hereto that the Resigning Agent (i) shall not be required to take any action or exercise any right, power or privilege (including without limitation, the exercise of any rights or remedies) under the Loan Documents unless (x) expressly requested in writing by the Successor Agent or the Borrowers and, in either case, required by this Agreement and the Loan Documents and (y) any other document, instrument or agreement to be so furnished or executed by, or such other action to be so taken by, the Resigning Agent shall be satisfactory to it, (ii) shall be entitled to rely upon and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument document or other writing believed by it to be genuine and to have been signed or sent by the proper person, (iii) may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon and (iv) may consult with its legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of such counsel, accountants or experts.

(v)    Indemnification. The parties hereby agree that the Resigning Agent shall have the full benefit of the indemnifications, privileges and exculpations provided for in the Credit Agreement as in effect immediately prior to the Effective Date while serving in such capacity, the provisions of which are incorporated herein mutatis mutandis (in each case, as such provisions were in effect immediately prior to the Effective Date, collectively, the “Protective Provisions”) to the extent they pertain to the Resigning Agent, and that such Protective Provisions shall inure to the benefit of the Resigning Agent and each of its subagents and their respective Related Parties as to any actions taken or failed to be taken by the Resigning Agent, its subagents or any of their Related Parties while the Resigning Agent was acting in its capacity as Administrative Agent under the Credit Agreement and the other Loan Documents to which it is a party or by which it is otherwise bound, all of which shall survive the Resigning Agent’s resignation and shall continue in effect for the benefit of the Resigning Agent, any of its subagents and their respective Related Parties. The parties further hereby affirm that the Protective Provisions shall inure to the benefit of the Successor Agent with respect to any actions it takes or fails to take pursuant to this Agreement or while acting as Administrative Agent under the Credit Agreement and the other Loan Documents to which it is a party or by which it is otherwise bound. Nothing in this Agreement shall affect the right, if any, of the Resigning Agent to receive (i) reimbursement of its incurred but not yet reimbursed expenses and unpaid indemnity amounts, in each case under the Credit Agreement or the other Loan Documents, to the extent the Resigning Agent is entitled thereto under the terms of the Credit Agreement and the other Loan Documents, as applicable, and (ii) any amounts to which it is entitled pursuant to any other provision of this Agreement or any other Loan Document.

(vi)    Non-Assumption of Liability. Each Loan Party expressly agrees and confirms that each of the Resigning Agent’s and Successor Agent’s right to indemnification, as set forth in the Credit Agreement, the other Loan Documents and clause (v) above, shall apply with respect to any and all losses, claims and reasonable and documented out-of-pocket costs and expenses that the Resigning Agent or Successor Agent, as applicable, suffers, incurs or is threatened with in connection with this Agreement or the Loan Documents or relating to actions taken or omitted by any Person relating to this Agreement or the Loan Documents whether prior to or after any of the Retirement Date or the Effective Date, in each case in its capacity as Administrative Agent.

(vii)    Borrowers’ Consent. Each Borrower hereby expressly consents to all assignments, transfers, appointments, resignations and other transactions contained herein or contemplated hereby.

(viii)    Waiver. Each Borrower and each other Loan Party hereby unconditionally and irrevocably waives all claims, suits, debts, liens, losses, causes of action, demands, rights, damages, costs or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claims to have against JPMCB (whether in its capacity as Administrative Agent, a lender, a hedging counterparty or otherwise), or any of its affiliates or any of their respective agents, employees, officers, directors, representatives, attorneys, successors or assigns acting on behalf of JPMCB in such capacities (collectively, the “Released Parties”) to the extent arising out of or in connection with the Loan Documents on or prior to the date hereof (collectively, the “Claims”), other than those resulting from the gross negligence or willful misconduct of a Released Party (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Borrower and each other Loan Party further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Released Parties with respect to any and all of the foregoing described waived, released, acquitted and discharged Claims or from executing any right of recoupment of setoff that it may have under a master netting agreement or otherwise against any Released Party with respect to obligations under the Loan Documents. Each of the Released Parties shall be a third-party beneficiary of this Agreement.

(ix)    Reliance by Successor Agent. It is acknowledged and agreed by each of the parties hereto that BofA, in succeeding to the position of successor Administrative Agent, (i) has undertaken no analysis of the Loan Documents or the Collateral (as defined in the Credit Agreement) and (ii) has made no determination as to (x) the validity, enforceability, effectiveness or priority of any Liens (as defined in the Credit Agreement) granted or purported to be granted pursuant to the Loan Documents or (y) the accuracy or sufficiency of the documents, filings, recordings and other actions taken to create, perfect or maintain the existence, perfection or priority of the Liens granted or purported to be granted pursuant to the Loan Documents. BofA shall be entitled to assume that, as of the date hereof, all Liens purported to be granted and perfected pursuant to the Loan Documents are valid and perfected Liens having the priority intended by the Lenders and the Loan Documents.

(b)    Collateral.

(i)    The Resigning Agent hereby assigns to the Successor Agent each of the Liens and security interests granted to the Resigning Agent in its capacity as the Administrative Agent under the Collateral Documents for its benefit and the benefit of the Secured Parties, together with any claims, awards, and judgments, if any, in favor of the Resigning Agent in its capacity as the Administrative Agent under the Collateral Documents, and the Successor Agent hereby assumes all such Liens and security interests, for its benefit and for the benefit of the Secured Parties; provided that the assignment by the Resigning Agent of the foregoing is without representation or warranty by the Resigning Agent (and without recourse to the Resigning Agent) as to the financial condition of the Loan Parties or the value, collectability or realization of any Collateral or any Obligations of the Loan Parties or as to the legality, validity, enforceability, perfection or priority of any Obligations of the Loan Parties or the Collateral, and without recourse to the Resigning Agent. For the avoidance of doubt, nothing in the foregoing sentence shall require the Resigning Agent to assign to the Successor Agent any fees or expenses or any claims, awards or judgments relating to indemnity, reimbursement or other protections to which the Resigning Agent is entitled under the Loan Documents (in its capacity as the Administrative Agent) received or incurred by, or due to, the Resigning Agent prior to the Effective Date.

(ii)    The Loan Parties and the Resigning Agent hereby authorize the Successor Agent (or its designees) to file, on or after the Effective Date, any UCC assignments or other assignments and amendments with respect to the UCC financing statements (or similar financing statements) set forth on Schedule I hereto or otherwise and other filings and recordings in respect of the Collateral set forth on Schedule I hereto, and to execute such other agreements or amendments in respect of the Collateral Documents, including, without limitation, filings with the United States Patent and Trademark Office and United States Copyright Office as the Successor Agent deems reasonably necessary to evidence the Successor Agent’s appointment as Administrative Agent under the Collateral Documents effective as of the Effective Date at the expense of the Loan Parties; provided that the Resigning Agent shall bear no responsibility for any actions taken by, or omitted to be taken by, the Successor Agent under this clause (ii).

(iii)    The Successor Agent shall act in good faith to take possession and control of all Liens and Collateral in the possession or control of the Resigning Agent (such Collateral, the “Possessory Collateral”), and the Resigning Agent shall act in good faith to deliver all Possessory Collateral to the Successor Agent (or its designated counsel), in each case as expeditiously as possible on or following the Effective Date. Until such time as (i) all Collateral in the possession or control of the Resigning Agent (in its capacity as such) is transferred to the Successor Agent, if applicable, and (ii) in the case of any UCC financing statements and other filings and registrations (including any documents filed or registered with the United States Copyright Office and the United States Patent and Trademark Office) that name JPMCB as Administrative Agent under the Collateral Documents as a secured party have been assigned or otherwise transferred to the Successor Agent, if applicable, the Resigning Agent shall continue to hold such Collateral and/or Liens on such Collateral as bailee of the Successor Agent in accordance with the terms of this Agreement and the Collateral Documents, solely for the purposes of maintaining the priority and perfection of such Liens; provided that the parties hereto hereby agree that JPMCB, in its capacity as Resigning Agent, shall be entitled to all the benefits of the Administrative Agent under the Loan Documents (including, without limitation, the Protective Provisions) with respect to all actions taken or omitted to be taken by JPMCB in its capacity as the Administrative Agent, including in connection with this Agreement and the Resigning Agent’s role as such bailee shall impose no duties, obligations, or liabilities on the Resigning Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such Collateral, whether such direction comes from the Successor Agent, any Secured Parties or otherwise. Notwithstanding anything herein to the contrary or the effectiveness of the terms hereof, the Loan Parties agree that all such Liens and all guarantees by each Loan Party of or in respect of the Obligations pursuant to the Collateral Documents and Article X of the Credit Agreement shall in all respects be continuing and in effect and are hereby in all respects ratified and reaffirmed by the Loan Parties.

(iv)    Any reference to the Resigning Agent as an additional insured and/or loss payee under any insurance requirement to be maintained pursuant to the Loan Documents shall, until the Successor Agent is substituted as additional insured and/or loss payee thereunder, constitute a reference to the Resigning Agent as sub-agent of the Successor Agent; provided that the parties hereto hereby agree that JPMCB, in its capacity as Resigning Agent, shall be entitled to all the benefits of the Administrative Agent under the Loan Documents (including, without limitation, the Protective Provisions) with respect to all actions taken or omitted to be taken by JPMCB in its capacity as the Administrative Agent, including in connection with this Agreement and the Resigning Agent’s role as such bailee shall impose no duties, obligations, or liabilities on the Resigning Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such Collateral, whether such direction comes from the Successor Agent, any Secured Parties or otherwise.

(c)    Further Assurances. On and after the Effective Date, each Loan Party, the Resigning Agent and the Successor Agent shall promptly execute and deliver such further instruments at the expense of the Loan Parties (including without limitation any reasonable and documented or invoiced fees and expenses of Norton Rose Fulbright US LLP, counsel to the Resigning Agent, and Winston & Strawn LLP, counsel to the Successor Agent) and shall take or cause to be taken such further actions reasonably necessary or reasonably requested by the Borrowers, the Successor Agent or the Resigning Agent, so as to more fully and certainly vest and confirm in, the Successor Agent all the authority, property, rights, powers, privileges, immunities, duties and obligations hereby conveyed and facilitate the transfer of information to the Successor Agent in connection with the Credit Agreement and the other Loan Documents; provided, however, that neither the Resigning Agent nor the Successor Agent shall have any duty, obligation or responsibility of any nature whatsoever regarding the determination of the necessity or desirability thereof or the form and scope thereof. All parties hereto acknowledge and agree that the Successor Agent shall have no liability for any failure by any party (other than Successor Agent to the extent expressly required to do so pursuant to the terms hereof or of the Loan Documents) to execute or deliver or to otherwise cause the transfer of the rights and privileges of the Resigning Agent in accordance with this Agreement. It is the intention and understanding of the parties hereto that any exchange of information under this Agreement that is otherwise protected against disclosure by privilege, doctrine or rule of confidentiality (such information, “Privileged Information”), whether before or after the Effective Date (i) shall not waive any applicable privilege, doctrine or rule of protection from disclosure, (ii) shall not diminish the confidentiality of the Privileged Information and (iii) shall not be asserted as a waiver of any such privilege, doctrine or rule by the Resigning Agent or the Successor Agent.

5. CONFIRMATIONS, REPRESENTATIONS AND WARRANTIES.

(a)    Representations and Warranties of Each Party. As of the Effective Date, each party hereby represents and warrants to the other parties that:

(i)    Due Execution and Enforceability. This Agreement (A) has been duly executed and delivered by it and (B) constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting the enforcement of creditor’s rights or by general principals of equity, regardless of whether considered in a proceeding in equity or at law; and

(ii)    Authorization. It is duly authorized to execute and perform its obligations under this Agreement and that such execution is not prohibited by its organizational documents.

(b)    Loan Party Confirmations. Each of the Loan Parties hereby confirms that, to such Loan Party’s knowledge, Schedule I sets forth a true and complete list of each Loan Document and each item of Possessory Collateral, in each case, in effect as of the Effective Date . Copies of each such Loan Document have been delivered to the Successor Agent on or prior to the Effective Date and, to the knowledge of the Loan Parties, as of the

Effective Date, there have been no amendments, supplements or consents to such Loan Documents except as otherwise provided to the Successor Agent and as set forth on such Schedule I.

6. CONDITIONS PRECEDENT.

For purposes of this Agreement, the term “Effective Date” means the date on which all of the following conditions have been satisfied:

(a)    Expenses of Resigning Agent. The Resigning Agent shall have received payment by the Borrowers in immediately available funds of any amounts payable pursuant to the terms of the payoff letter, dated as of the date hereof, between the Borrower Representative and the Resigning Agent, and accrued and unpaid fees, costs and expenses (including, without limitation, legal fees and disbursements of Norton Rose Fulbright US LLP, counsel to the Resigning Agent) to the extent invoiced and payable to each through the Effective Date in accordance with the terms of this Agreement, the Credit Agreement and the other Loan Documents.

(b)    Execution of this Agreement. This Agreement shall have been duly executed and delivered by the parties hereto.

(c)    Payment of Successor Agent Fees. The Successor Agent shall have received from the Borrowers payment in immediately available funds of any amounts payable pursuant to the terms of the Successor Agency Fee Letter (as defined below), and subject to Section 9.03 of the Credit Agreement, any other amounts payable to it as Successor Agent in accordance with the Credit Agreement, including, without limitation, all reasonable and documented fees, out-of-pocket costs and expenses of the Successor Agent (including, without limitation, the reasonable and documented or invoiced out-of-pocket costs and expenses of Winston & Strawn LLP, counsel to the Successor Agent) in connection with the preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(d)    KYC Information. The Successor Agent shall have received all documentation and other information required by “know your customer” and anti-money laundering rules and regulations, as further detailed in Section 9.14 of the Credit Agreement.

7. RELIANCE; LIMITATION ON LIABILITY.

(a)    The Successor Agent shall be entitled to conclusively rely upon, and shall not incur any liability for relying upon, the records and other information supplied to it by the Resigning Agent, the Loan Parties, any Lender or any of their respective Affiliates and in no event shall the Successor Agent have any liability in respect of the calculations, determinations or distributions made by the Lenders, any of the Loan Parties or the Resigning Agent prior to the Effective Date, nor shall the Successor Agent have any liability with respect to any calculation, determination or distribution that is made by it based in whole or in part (but solely to the extent of such part) on information supplied to it by the Resigning Agent, any Lender, any of the Loan Parties or any of their respective Affiliates.

(b)    The Resigning Agent shall be entitled to conclusively rely upon, and shall not incur any liability for relying upon, the records and other information supplied to it by the Successor Agent, the Loan Parties, any Lender or any of their respective Affiliates and in no event shall the Resigning Agent have any liability in respect of the calculations, determinations or distributions made by the Lenders, any of the Loan Parties or the Successor Agent after the Retirement Date, nor shall the Resigning Agent have any liability with respect to any calculation, determination or distribution that is made by it based in whole or in part (but solely to the extent of such part) on information supplied to it by the Successor Agent, any Lender, any of the Loan Parties or any of their respective Affiliates.

(c)    The parties hereto acknowledge and agree that, immediately after giving effect to this Agreement, BofA, in its capacity as Successor Agent, shall have no obligation to, in each case other than to the extent expressly required by the Credit Agreement and the other Loan Documents, (i) extend credit to any Person, or (ii) pay any cost or expense of, or fee to, any Person, including, without limitation, the Resigning Agent or the Lenders.

8. INTEREST AND FEES.

(a)    Agency Fees. Commencing on the Effective Date, subject to the following two sentences of this Section 8(a), the Resigning Agent shall cease to be entitled to receive the administrative agent fees or any similar fees provided by the Credit Agreement, the Fee Letter under the Credit Agreement or any other Loan Document (and solely, in each case, in its applicable capacity as such) other than any such fees incurred for periods prior to the Effective Date that remain unpaid immediately after giving effect to this Agreement (provided, that nothing in this section shall (x) constitute a waiver of fees to which the Resigning Agent is entitled which are accrued but unpaid or (y) apply to any of the Protective Provisions). All other provisions of the Loan Documents to which the Resigning Agent is a party providing for the payment of fees and expenses of, and providing indemnities for the benefit of, the Resigning Agent, including, without limitation, the Protective Provisions, shall remain in full force and effect for the benefit of the Successor Agent and, where applicable, the Resigning Agent. In addition, all reasonable and documented out-of-pocket costs and expenses of the Successor Agent and the Resigning Agent (including, without limitation, any reasonable and documented legal fees and disbursements of Norton Rose Fulbright US LLP, counsel to the Resigning Agent, and Winston & Strawn LLP, counsel to the Successor Agent) reasonably incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and any related documents or actions taken pursuant to such documents (including, without limitation, pursuant to Section 4(b) hereof) shall be considered expenses reimbursable pursuant to Section 9.03 of the Credit Agreement.

(b)    Successor Agent Fees. The Successor Agent and the Company have executed the fee letter, dated on or about the date hereof (the “Successor Agency Fee Letter”). The parties hereto acknowledge and agree that (i) beginning on and after the Effective Date, the Successor Agency Fee Letter shall constitute, and be deemed to replace, the Fee Letter in the Credit Agreement and shall be a Loan Document, and (ii) all fees, costs, expenses and compensation payable thereunder or otherwise payable by the Borrowers to the Successor Agent pursuant to this Agreement and the Loan Documents shall constitute Obligations.

(c)    Lender Obligations. In the event that any Loan Party fails to pay any amounts owing to the Successor Agent pursuant to this Agreement or the other Loan Documents, then the Lenders’ payment obligations in Section 9.03 of the Credit Agreement shall be applicable to such unpaid amounts.

(d)    Remittance of Amounts Paid in Error. In the event that on or after the Effective Date, the Resigning Agent receives any amounts paid by or on behalf of or owing to any Loan Party or Secured Creditor (other than the Resigning Agent) in respect of the Credit Agreement or any other Loan Document and is notified in writing that such amounts have been paid in error, the Resigning Agent agrees that such amount shall be held in trust for the benefit of the Successor Agent, and the Resigning Agent shall promptly notify the Successor Agent and remit all such amounts to the Successor Agent for payment to the person(s) entitled thereto without setoff or counterclaim. In the event that on or after the Effective Date, the Successor Agent receives any amounts to be paid to or owing to the Resigning Agent in respect of the Credit Agreement or any other Loan Document and is notified in writing that such amounts have been paid in error, the Successor Agent agrees that such amount shall be held in trust for the benefit of the Resigning Agent, and the Successor Agent shall promptly notify the Resigning Agent and remit all such amounts to the Resigning Agent without setoff or counterclaim.

9. MISCELLANEOUS.

(a)    Preservation of Rights. Except as expressly provided herein, nothing contained in this Agreement shall in any way affect the obligations or rights of the Loan Parties, the Resigning Agent, the Successor Agent or any of the other Secured Parties, including, without limitation, the Resigning Agent’s rights, including rights and other matters as set forth in Section 4(a)(v) above and under the Protective Provisions, as predecessor Administrative Agent under and in respect of the Credit Agreement and the other Loan Documents to which it is a party. The Credit Agreement and each other Loan Document are and shall remain in full force and effect, and nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Successor Agent or any of the other Secured Parties (as defined in the Credit Agreement), or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, except as expressly set forth herein. The Credit Agreement and the other Loan Documents are hereby ratified and affirmed in all respects and shall continue in full force and effect.

(b)    Governing Law; Waiver of Jury Trial; Submission to Jurisdiction; Waivers. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein.

(c)    Amendments. This Agreement shall be amended only in a writing signed by each of the Resigning Agent, the Successor Agent and, to the extent adversely affected thereby, the Loan Parties and the Required Lenders.

(d)    Resigning Agent’s and Successor Agent’s Costs and Expenses. The Borrowers hereby agree to pay directly or reimburse the Resigning Agent and the Successor Agent, as applicable, promptly upon demand for its reasonable and documented out-of-pocket costs and expenses (including, without limitation, (i) the reasonable and documented or invoiced fees and expenses of Norton Rose Fulbright US LLP, counsel to the Resigning Agent, and Winston & Strawn LLP, counsel to the Successor Agent, and (ii) any recording costs) incurred by the Resigning Agent and the Successor Agent, as applicable, in connection with any action taken by it (or the Required Lenders on its behalf) pursuant to this Agreement, the Credit Agreement and the other Loan Documents, in each case to the extent the same would be reimbursable pursuant to the terms of Section 9.03 of the Credit Agreement.

(e)    Entire Agreement. This Agreement, together with the Credit Agreement and the other Loan Documents, states the entire agreement and supersedes all prior agreements, written or verbal, between the parties hereto with respect to the subject matter hereof.

(f)    Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com), facsimile transmission or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof. A set of counterparts executed by all the parties hereto shall be lodged with the Borrowers and the Administrative Agent.

(g)    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(h)    Direction, Exculpation and Indemnification. The Lenders party hereto, which constitute the Required Lenders under the Credit Agreement, hereby (i) authorize and direct each of the Resigning Agent and the Successor Agent to execute and deliver this Agreement and each of the other documents contemplated hereby and (ii) acknowledge and agree that the exculpation and indemnification provisions set forth in Sections 8.03 and 9.03 of the Credit Agreement apply to each of the Resigning Agent’s and the Successor Agent’s entry into this Agreement and the other documents contemplated hereby and all other actions taken or to be taken to implement the transactions contemplated by the Amendment and the other documents contemplated hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agency Resignation, Appointment and Acceptance Agreement to be duly executed and delivered as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as Resigning Agent

By: /s/ J. Devin Mock
Name: J. Devin Mock
Title: Authorized Officer

BANK OF AMERICA, N.A., as the Successor Agent

By: /s/ Michael Danby
Name: Michael Danby
Title: Vice President

AGREED AND ACKNOWLEDGED BY:

U.S. BORROWER:
TETRA TECHNOLOGIES, INC.,
a Delaware corporation

By: /s/ Jacek Mucha
Name: Jacek Mucha
Title: Vice President – Finance, Treasurer, and
Assistant Secretary

UK BORROWER:
Tetra Technologies U.K. Limited,
a limited liability company incorporated in England and
Wales with company number 01774672

By: /s/ Brady Murphy
Name: Brady Murphy
Title: Director

OTHER LOAN PARTIES:

COMPRESSCO, INC.
TETRA APPLIED HOLDING COMPANY
TETRA FINANCIAL SERVICES, INC.
TETRA FOREIGN INVESTMENTS, LLC
TETRA-HAMILTON FRAC WATER SERVICES, LLC
TETRA INTERNATIONAL INCORPORATED
TETRA MICRONUTRIENTS, INC.
TETRA PROCESS SERVICES, L.C.
TETRA PRODUCTION TESTING HOLDING LLC
TETRA PRODUCTION TESTING SERVICES, LLC
COMPRESSCO FIELD SERVICES, L.L.C.

By: /s/ Jacek Mucha
Name: Jacek Mucha
Title: Treasurer

T-PRODUCTION TESTING, LLC

By: TETRA PRODUCTION TESTING HOLDING LLC,
its sole member

By: /s/ Jacek Mucha
Name: Jacek Mucha
Title: Treasurer

COMPRESSCO TESTING, L.L.C.

By: COMPRESSCO, INC., its sole member

By: /s/ Jacek Mucha
Name: Jacek Mucha
Title: Treasurer

AGREED AND ACKNOWLEDGED BY:

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ J. Devin Mock
Name: J. Devin Mock
         Title: Authorized Officer

BANK OF AMERICA, N.A., as a Lender

By: /s/ Michael Danby
Name: Michael Danby
    Title: Vice President